Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)
The following quarterly financial data are unaudited, but in the opinion of management include all necessary adjustments for a fair presentation of the interim results. The company’s results are subject to significant seasonal variations and interim results are not indicative of the results of operations for the full fiscal year. The company’s results during the third and fourth quarters are generally weaker than in the first half of the year due to increased availability of competing fruits and resulting lower banana prices, as well as seasonally lower consumption of salads in the fourth quarter.
Per share results include the effect, if dilutive, of the assumed conversion of the Convertible Notes, options, warrants and other stock awards into common stock during the period presented. The effects of assumed conversions are determined independently for each respective quarter and year and may not be dilutive during every period due to variations in net income (loss) and average stock price. Therefore, the sum of quarterly per share results will not necessarily equal the per share results for the full year. For the quarters ended December 31, 2012, September 30, 2012 and March 31, 2012, the shares used to calculate diluted EPS would have been 47.0 million, 46.6 million and 46.5 million, respectively, if the company had generated net income. For the quarters ended December 31, 2011 and September 30, 2011, the shares used to calculate diluted EPS would have been 46.4 million and 46.3 million , respectively, if the company had generated net income.
As discussed in Note 1, the company revised the classification of certain ripening expenses during each quarter of 2012 and 2011. The company also corrected out of period adjustments in each quarter during 2012, which included $3 million and $2 million of income tax expense in the first and fourth quarters of 2012 primarily related to 2011; and $3 million of sales rebates in the fourth quarter of 2012 that was primarily related to the second quarter of 2012. These collective corrections had an insignificant effect on all affected annual and quarterly periods and line items based on a quantitative and qualitative evaluation.

2012 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$793,484	$833,165	$714,167	$737,521
Cost of sales	704,971	727,607	643,578	666,884
Gross profit	88,513	105,558	70,589	70,637
Operating income (loss)	(434)	17,597	(66,104)	(204,893)
Net income (loss)	(11,142)	5,508	(66,754)	(332,629)

Net income (loss) per common share — basic
Continuing Operations	(0.24)	0.12	(1.45)	(7.14)
Discontinued Operations	—	—	—	(0.04)
	(0.24)	0.12	(1.45)	(7.18)

Net income (loss) per common share — diluted
Continuing Operations	(0.24)	0.12	(1.45)	(7.14)
Discontinued Operations	—	—	—	(0.04)
	(0.24)	0.12	(1.45)	(7.18)

Common stock market price:
High	$10.37	$8.96	$7.96	$8.39
Low	8.04	4.66	4.75	6.61

2011 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$824,463	$870,351	$722,764	$721,718
Cost of sales	689,558	717,262	641,702	649,509
Gross profit	134,905	153,089	81,062	72,209
Operating income (loss)	42,200	13,846	(10,395)	(11,911)
Net income (loss)	24,202	77,775	(28,826)	(16,315)

Net income (loss) per common share — basic	0.53	1.71	(0.63)	(0.36)
Net income (loss) per common share — diluted	0.52	1.68	(0.63)	(0.36)

Common stock market price:
High	$17.19	$16.09	$13.37	$9.60
Low	13.71	12.01	8.34	7.64